UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : June 20, 2007

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On June 20, 2007, Energy Transfer Partners, L.P. issued a press release announcing an increase in its quarterly distribution to unitholders. A copy of this press release is being furnished as an exhibit to this report and is incorporated herein by reference.

Item 9.01.    Financial Statement and Exhibits.

(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release of Energy Transfer Partners, L.P., dated June 20, 2007, announcing an increase in its quarterly distribution to unitholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

By:	Energy Transfer Partners GP, L.P., General Partner
By:	Energy Transfer Partners, L.L.C., General Partner

Date: June 21, 2007	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Energy Transfer Partners, L.P., dated June 20, 2007, announcing an increase in its quarterly distribution to unitholders.